UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Annual Report
For the Year Ended
November 30, 2018

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Macquarie Capital Investment Management LLC (“MCIM”) and/or Four Corners Capital Management, LLC (“Four Corners”) (MCIM and Four Corners collectively, the “Sub-Advisors”), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust, MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
MCIM, Four Corners and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of MCIM, Four Corners or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Letter from the Chairman and CEO
November 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my May 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period. After another volatile month, the DJIA climbed 617 points (2.5%) on November 28 to post its biggest one-day gain in eight months and ended November slightly up. The MSCI EAFE Index ended November slightly down.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019, however at their November meeting, they announced no additional rate hike. Analysts and investors will be watching to see whether the Fed raises rates again in December.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of November 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$10.41
Common Share Net Asset Value (“NAV”)	$10.77
Premium (Discount) to NAV	(3.34)%
Net Assets Applicable to Common Shares	$92,095,912
Current Quarterly Distribution per Common Share(1)	$0.3000
Current Annualized Distribution per Common Share	$1.2000
Current Distribution Rate on Common Share Price(2)	11.53%
Current Distribution Rate on NAV(2)	11.14%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 11/30/18	5 Years Ended 11/30/18	10 Years Ended 11/30/18	Inception (3/25/04) to 11/30/18
Fund Performance(3)
NAV	-10.29%	0.75%	8.36%	6.38%
Market Value	-9.91%	0.86%	11.10%	5.80%
Index Performance
S&P 500® Utilities Total Return Index	1.81%	11.85%	10.66%	9.99%

Industry Classification	% of Total Investments
Oil, Gas & Consumable Fuels	31.0%
Electric Utilities	15.1
Water Utilities	11.5
Transportation Infrastructure	8.4
Media	8.0
Diversified Telecommunication Services	6.3
Multi-Utilities	6.1
Wireless Telecommunication Services	4.6
Independent Power and Renewable Electricity Producers	4.1
Gas Utilities	3.4
Energy Equipment & Services	0.9
Health Care Providers & Services	0.6
Total	100.0%

Top 10 Issuers	% of Total Investments
Severn Trent PLC	5.1%
Enbridge, Inc.	4.6
Enterprise Products Partners, L.P.	4.4
National Grid PLC	4.4
Spark Infrastructure Group	4.2
TransCanada Corp.	4.1
Terna Rete Elettrica Nazionale S.p.A	3.7
United Utilities Group PLC	3.5
Transurban Group	3.4
Sydney Airport	3.3
Total	40.7%

Country Allocation	% of Total Investments
United States	45.2%
United Kingdom	15.8
Australia	14.6
Canada	11.6
Italy	8.4
France	1.9
Cayman Islands	1.4
Mexico	1.1
Total	100.0%
(1)	Most recent distribution paid or declared through 11/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisors
Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) are the sub-advisors of the Fund. Both MCIM and Four Corners operate within Macquarie Asset Management (“MAM”) and are wholly-owned, indirect subsidiaries of Macquarie Group Limited (“Macquarie”).
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.7 billion of assets as of November 30, 2018, in MAM’s Infrastructure Securities portfolios, which include the Fund.
The Fund’s Senior Loan Component, which consists of infrastructure senior loans, is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners manages over $1.3 billion of assets as of November 30, 2018, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Co-Portfolio Manager, MFD Core Component
Portfolio Manager Macquarie Capital Investment Management LLC
Jonathon Ong, CFA
Co-Portfolio Manager, MFD Core Component
Portfolio Manager, Macquarie Capital Investment Management LLC
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Four Corners Capital Management, LLC
Commentary
Investment Objective
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
Markets finished 2017 on a similar note to how they traded for much of the year – with pricing in a number of markets at record highs and volatility at or around all-time lows. Continued economic growth momentum provided a key backstop for investor sentiment. Central banks remained supportive, though less so than in previous quarters, with decisions being well-telegraphed to the market. Finally, tax reform in the United States made significant progress and eventually was completed just before the end of the calendar year with the passage of the “Tax Cuts and Jobs Act of 2017” tax reform bill.
2018 has been marked by rising geopolitical tensions, withdrawing support from central banks, particularly in the U.S., and continued strength in economic fundamentals. Trade war fears, sparked primarily by President Trump and a new U.S. policy toward global trade relations, weighed on markets at times. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2018 (Unaudited)
traded between the U.S. and China. The concerns of strained trade relations caused by U.S. policy expanded to Canada, Mexico and the European Union, traditionally friendly trade partners.
A negative change in investor sentiment centered on emerging markets (“EM”) for much of 2018, with areas of weakness, particularly Argentina and Turkey. Turkey’s central bank hiked rates by 6.25% to 24%, much more than expected and in defiance of President Erdogan’s desire for low interest and Argentina was forced to request an even larger bailout from the International Monetary Fund.
The U.S. Federal Reserve (the “Fed”) increasingly tapered its re-investment program for both government and mortgage-backed securities and while the European Central Bank’s announcement in June was accepted as ‘dovish’ it did commit to ending their purchase program by year-end.
The third quarter saw pressure returning to EM, led by Turkey, and continued concerns over trade wars. Trade talks were also an overriding theme during the period. There was a poor start with the U.S. announcing that President Trump was considering increasing the duty on $US200bn of Chinese goods from 10% to 25%. This was balanced by a strong second quarter of U.S. earnings and further support being announced for the Chinese yuan.
September was a more positive month for risk markets, as even markets under significant pressure over the last several months enjoyed a bounce. But that quickly faded in October as market volatility returned with global equities finishing the month down. This weakness arose from a combination of factors including higher bond yields, trade tensions escalating between the U.S. and China, and some disappointing earnings guidance. November was a volatile month for markets as trade tensions, weakness in oil, and the Fed dominated headlines amongst the completions of an earnings season that confirmed the weaker earnings guidance.
Performance Analysis – Core Component
As shown in the performance table, the Fund’s net asset value (“NAV”) total return1 for the 12-month period ended November 30, 2018 was -10.29%, trailing the 1.81% return of the S&P 500® Utilities Total Return Index (the “Index”), amid a challenging market for Utilities and Pipeline stocks. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies, and senior secured loans, we believe that this Index offers some frame of reference.
The major negative contributors were Utilities and Pipeline stocks. Seaports and Toll Roads were positive contributors to performance.
Let’s look at these contributors in further detail.
Utilities
The Electric Utility sector was the largest detractor from performance driven by exposure to the California utility companies, Pacific Gas and Electric Company (“PG&E”) and Edison International. In November, wildfires north of San Francisco and near Los Angeles, covering about 250,000 acres overall, forced the evacuation of more than 150,000 people in the state. Specifically, PG&E declined in value significantly amid speculation utility equipment may have caused the devastating wildfires, although the ignition point of the fires remains unknown. In 2017, large wildfires causing considerable damage were suspected to have been caused by utility equipment. The combination of prolonged drought conditions, pests killing trees and strong, dry winds combined to fuel the fires, which became one of the worst wildfire seasons in California’s history. As a result, a previously underappreciated California law (“Inverse Condemnation”) came to the fore and began to weigh on local utility stocks.
Pipelines
The Pipeline sector was a negative contributor to performance during the period. North American pipeline companies have been declining through much of 2018 on the back of falling oil prices amid excess inventory and weakening demand. The broader North American energy infrastructure group experienced a volatile period as in March 2018, the Federal Energy Regulatory Commission (“FERC”) proposed a policy change that would negatively impact tax incentives for Master Limited Partnerships (“MLPs”). The group rebounded in July after the FERC finalized its policy rule for natural gas pipelines that was more favorable towards MLPs versus their previous stance in March.
The Fund’s position in Buckeye Partners, L.P. (“Buckeye”) was the largest detractor as the company stopped increasing its distribution on a quarterly basis. The decision came shortly after the partnership spent more than $1 billion to acquire a 50% stake in VTTI LP,
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2018 (Unaudited)
a globally diversified midstream storage provider. Buckeye issued equity to fund the transaction, which resulted in near term earnings dilution.
Transportation Infrastructure (Seaports and Toll Roads)
Seaports and Toll Roads were positive contributors to performance, led by Royal Vopak N.V. The company was up after reporting its FY 2017 results, with revenue and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) better than expected. Management acknowledged that 2018 will be challenging but maintained a positive outlook for 2019 driven by improving EBITDA on the back of continued capacity growth.
Portfolio Composition
As of November 30, 2018, the Fund’s Core Component was well-diversified across 25 positions in global infrastructure stocks, representing 6 countries and 7 sectors. During the period, the main increases in the Fund’s weightings were Pipelines and Toll Roads while the largest declines in sector weightings were in the Airports and Electricity Transmission sectors. Sector changes were driven principally by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P LSTA Leveraged Loan Index (the “LSTA Index”). The average rating in the Senior Loan Component is Ba2/BB versus the average LSTA Index loan rating between B+ and BB-.
The LSTA Index gained 3.5% during the 12-month period ended November 30, 2018. Lower rated loans outperformed during the period with CCC-rated loans generating a total return of 7.0% versus 3.8% for single B-rated loans and 2.6% for BB-rated loans during the period. The Senior Loan component underperformed the LSTA Index by returning 2.5% for the same period.
Underperformance during the period was impacted by the Fund’s positions in cable operators WideOpenWest and UPC Financing Partnership (“UPC”). The WideOpenWest loan declined during the first quarter of 2018 after the company posted weak earnings with both revenue and EBITDA missing estimates. The company also provided 2018 guidance that was below estimates with revenue and EBITDA expected to be down 1% and 5%, respectively. The Fund exited its position in WideOpenWest during the period. UPC also traded off during the period, mostly due to mixed second quarter financials where revenue was inline, but EBITDA missed expectations.
During the period, the Senior Loan Component of the Fund received positive contribution from the wireline sector, including wireline operators Windstream Services, LLC and CenturyLink, Inc., as well as the wireline-related real estate investment trust, Uniti Group, Inc. Power plant operator Panda Stonewall LLC also positively contributed to performance. The wireline sector started the reporting period at levels that ended up being the lows for the period as concerns about operating trends and financial performance permeated the sector. However, term loans for Windstream, CenturyLink and Uniti traded well during the period as they and other wireline operators posted solid financial performance driven by improving enterprise trends. Panda Stonewall’s term loan rallied during the period as an auction for future power prices within the facility’s area came in materially stronger than expected.
Loan market technicals showed continued strength during the period, as approximately $8 billion of retail inflows combined with approximately $133 billion of collateralized loan obligation issuance, which allowed managers to digest the period’s new issue supply.
Recent fundamental performance for issuers in the loan market continued to be strong. Third quarter 2018 EBITDA growth for Index issuers was 13%, which follows a 12% gain in the second quarter. The Index default rate was 1.6% for the twelve-month period ended November 30, 2018, which is inside the historical average of 3.1%.
We expect loan demand to remain positive, supported by a high current income compared to many other parts of fixed income, lower volatility versus high yield and equities, positive credit fundamentals, protection from rising interest rates, and a resilient U.S. economy. By credit quality, we believe single-B credit quality loans offer the best value. This approach to positioning allows an investor to carry a competitive yield while also somewhat protecting against volatility from economic and political surprises. While good fundamentals and relatively low expected default rates support an overweight to CCCs, we believe that valuations, fundamental growth concerns, and poor liquidity more than offset the higher yields from moving far down the credit spectrum.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2018 (Unaudited)
Performance Relative to the Index
The S&P 500® Utilities Total Return Index (the “Index”) is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to the Index was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a negative impact on the performance of the Fund over the period.
Distributions
During the 12-month period ended November 30, 2018, the Fund announced four regularly scheduled quarterly distributions totaling $1.20 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
Market and Fund Outlook
In our opinion, the reduction in the support provided by central banks, particularly in the U.S., has increased volatility throughout 2018 and has caused a number of ‘cracks’ to appear, most recently in the developed world’s equity markets. We believe strong underlying growth in the U.S. is providing a fundamental backstop, and while there remain significant risks (trade policy, political tensions), it does not appear there is a significant ‘real economy’ catalyst to undo the current uptick in U.S. growth, though weaker earnings guidance and some weaker macroeconomic data coming through will require continued monitoring. In this environment, we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
November 30, 2018
Shares/ Units	Description	Value
COMMON STOCKS (a) – 75.7%
	Australia – 19.2%
184,591	APA Group (b)	$1,187,271
2,956,154	AusNet Services (b)	3,338,200
2,956,264	Spark Infrastructure Group (b)	5,077,709
812,083	Sydney Airport (b)	4,036,139
490,607	Transurban Group (b)	4,084,268
		17,723,587
	Canada – 14.8%
167,833	Enbridge, Inc. (b)	5,515,063
69,700	Inter Pipeline, Ltd. (b)	1,120,530
60,213	Pembina Pipeline Corp. (b)	2,030,288
120,643	TransCanada Corp. (b)	4,944,125
		13,610,006
	Italy – 11.0%
436,667	Enav S.p.A. (b) (c)	2,075,294
825,671	Snam S.p.A. (b)	3,618,404
795,203	Terna Rete Elettrica Nazionale S.p.A (b)	4,445,452
		10,139,150
	Mexico – 1.4%
340,000	Infraestructura Energetica Nova S.A.B. de C.V. (b)	1,290,092
	United Kingdom – 20.8%
498,195	National Grid PLC (b)	5,287,426
373,011	Pennon Group PLC (b)	3,422,206
264,822	Severn Trent PLC (b)	6,175,288
441,828	United Utilities Group PLC (b)	4,281,022
		19,165,942
	United States – 8.5%
22,500	Edison International (b)	1,244,700
164,700	Kinder Morgan, Inc. (b)	2,811,429
18,400	Sempra Energy (b)	2,120,048
21,100	Southwest Gas Holdings, Inc. (b)	1,662,047
		7,838,224
	Total Common Stocks	69,767,001
	(Cost $71,679,837)
MASTER LIMITED PARTNERSHIPS (a) – 16.5%
	United States – 16.5%
115,800	Buckeye Partners, L.P. (b)	3,423,048
337,500	Enbridge Energy Partners, L.P. (b)	3,668,625
204,554	Enterprise Products Partners, L.P. (b)	5,369,543
44,700	Magellan Midstream Partners, L.P. (b)	2,703,456
	Total Master Limited Partnerships	15,164,672
	(Cost $16,944,779)

Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 39.3%
	Canada – 0.5%
$500,000	NorthRiver Midstream Finance, Intial Term B Loan, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.65%	10/01/25	493,500

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
November 30, 2018
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Cayman Islands – 1.8%
$1,700,000	Sable International Finance Ltd., Term B-4 Loan, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.59%	01/31/26	$1,689,800
	France – 2.5%
225,000	Numericable US LLC, Incremental Term Loan B13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	6.31%	01/31/26	214,031
985,000	Numericable US LLC, Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	07/31/25	924,669
1,178,843	Numericable US LLC, Term Loan B-12, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.99%	01/31/26	1,105,754
				2,244,454
	United States – 34.5%
992,500	Calpine Construction Finance Co., L.P., Term B Loan, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	01/15/25	974,635
1,949,622	Calpine Corp., Term Loan (05/15), 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.89%	01/15/24	1,910,903
492,500	Calpine Corp., Term Loan (2017), 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.10%	12/31/19	489,525
277,900	CenturyLink, Inc., Initial Term B Loan, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	01/31/25	269,738
2,729,375	Charter Communications Operating LLC, Term B Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.35%	04/30/25	2,698,342
470,907	CHS Community Health Systems, Inc., 2021 Term H Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.56%	01/27/21	459,200
1,699,125	CSC Holdings, LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	07/17/25	1,670,240
300,000	Edgewater Generation LLC, Term Loan, 3 Mo. LIBOR + 3.75%, 0.00% Floor	6.21%	12/13/25	300,000
400,000	Energy Transfer Equity L.P., Refinanced Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	02/02/24	397,752
1,458,333	Frontier Communications Corp., Initial Loan, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.10%	03/31/21	1,392,708
990,462	Frontier Communications Corp., Term B-1 Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor	6.10%	06/15/24	942,177
426,000	GIP III Stetson I L.P., Initial Term Loan, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.69%	07/18/25	420,675
1,112,760	Green Energy Partners/Stonewell LLC, Term B-1 Loan, 3 Mo. LIBOR + 5.50%, 1.00% Floor	7.89%	11/13/21	1,104,882
232,877	HCA, Inc., Tranche B-11 Term Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.09%	03/18/23	231,494
847,875	HFOTCO LLC, Tranche B Term Loan, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.10%	06/26/25	839,930
2,880,000	Level 3 Financing, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	02/22/24	2,842,214
672,623	Lucid Energy Group II Borrower LLC, Initial Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.31%	02/18/25	639,832
1,173,000	NRG Energy, Inc., Term Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.14%	06/30/23	1,157,024
349,125	Panda Hummel, Construction Term B Advances, 3 Mo. LIBOR + 6.00%, 1.00% Floor (f)	8.34%	10/27/22	338,651
1,000,000	Sprint Communications, Inc., 2018 Incremental Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.38%	02/03/24	990,630
2,955,000	Sprint Communications, Inc., Initial Term Loan, 3 Mo. LIBOR + 2.50%, 0.75% Floor	4.88%	02/03/24	2,913,630
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
November 30, 2018
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$1,061,667	Summit Midstream Partners Holdings LLC, Term Loan, 3 Mo. LIBOR + 6.00%, 1.00% Floor	8.34%	05/21/22	$1,059,013
2,250,000	Telenet Financing USD LLC, Term Loan AN, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	08/15/26	2,208,218
223,250	TerraForm Power Operating LLC, Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	11/08/22	221,297
1,000,000	Unitymedia Finance LLC, Senior Facility Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	09/30/25	989,000
1,500,000	Unitymedia Finance LLC, Senior Facility Term Loan E, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.31%	06/01/23	1,483,965
608,823	UPC Financing Partnership, Term Loan Facility AR, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.81%	01/15/26	600,312
2,264,325	Vistra Operations Co., LLC, 2018 Incremental Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.30%-4.34%	12/01/25	2,228,956
				31,774,943
	Total Senior Floating-Rate Loan Interests			36,202,697
	(Cost $36,818,148)

Total Investments – 131.5%	121,134,370
(Cost $125,442,764) (g)
Outstanding Loan – (42.6)%	(39,200,000)
Net Other Assets and Liabilities – 11.1%	10,161,542
Net Assets – 100.0%	$92,095,912

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(g)	Aggregate cost for federal income tax purposes was $128,022,604. As of November 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,036,418 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,924,652. The net unrealized depreciation was $6,888,234.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
November 30, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 69,767,001	$ 69,767,001	$ —	$ —
Master Limited Partnerships*	15,164,672	15,164,672	—	—
Senior Floating-Rate Loan Interests:
United States	31,774,943	—	31,436,292	338,651
Other Country Categories*	4,427,754	—	4,427,754	—
Total Investments	$ 121,134,370	$ 84,931,673	$ 35,864,046	$ 338,651

*	See Portfolio of Investments for country breakout.
As of November 30, 2018, the Fund transferred Senior Floating-Rate Loan Interests valued at $1,104,882 from Level 3 to Level 2 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred Levels did so as a result of a change in information obtained from a third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and the trading activity in them.
Level 3 Senior Floating-Rate Loan Interests are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on third-party pricing service prices obtained from dealer runs and indicative sheets from brokers. These values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
November 30, 2018
ASSETS:
Investments, at value (Cost $125,442,764)	$ 121,134,370
Cash	11,243,164
Receivables:
Investment securities sold	1,143,809
Dividend reclaims	869,194
Dividends	420,363
Interest	76,478
Prepaid expenses	1,805
Total Assets	134,889,183
LIABILITIES:
Outstanding loan	39,200,000
Due to custodian foreign currency (Proceeds $13)	13
Payables:
Distributions	2,564,232
Investment advisory fees (includes Sub-Advisory fees of $202,270)	337,116
Investment securities purchased	299,250
Withholding tax	165,670
Interest and fees on loan	108,496
Audit and tax fees	65,050
Shareholder reporting fees	16,952
Custodian fees	15,559
Administrative fees	12,196
Transfer agent fees	3,248
Trustees’ fees and expenses	2,689
Legal fees	1,051
Financial reporting fees	771
Other liabilities	978
Total Liabilities	42,793,271
NET ASSETS	$92,095,912
NET ASSETS consist of:
Paid-in capital	$ 140,195,186
Par value	85,474
Accumulated distributable earnings (loss)	(48,184,748)
NET ASSETS	$92,095,912
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.77
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Year Ended November 30, 2018
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,424,748)	$ 10,641,306
Interest	1,893,842
Other	2,809
Total investment income	12,537,957
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $857,466)	1,429,110
Interest and fees on loan	1,287,094
Administrative fees	105,613
Custodian fees	77,874
Audit and tax fees	75,844
Shareholder reporting fees	49,604
Transfer agent fees	32,732
Listing expense	21,745
Trustees’ fees and expenses	16,088
Financial reporting fees	9,250
Legal fees	7,966
Other	9,589
Total expenses	3,122,509
NET INVESTMENT INCOME (LOSS)	9,415,448
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(10,469,849)
Foreign currency transactions	(392,260)
Net realized gain (loss)	(10,862,109)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,145,470)
Foreign currency translation	(51,691)
Net change in unrealized appreciation (depreciation)	(10,197,161)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,059,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,643,822)
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Year Ended 11/30/2018	Year Ended 11/30/2017
OPERATIONS:
Net investment income (loss)	$ 9,415,448	$ 10,019,625
Net realized gain (loss)	(10,862,109)	(5,391,951)
Net change in unrealized appreciation (depreciation)	(10,197,161)	11,284,890
Net increase (decrease) in net assets resulting from operations	(11,643,822)	15,912,564
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(8,045,378)
Net investment income		(9,628,106)
Return of capital	(2,207,022)	(616,613)
Total distributions to shareholders	(10,252,400)	(10,244,719)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	119,906	—
Repurchase of Common Shares (a)	—	(64,302)
Net increase (decrease) in net assets resulting from capital transactions	119,906	(64,302)
Total increase (decrease) in net assets	(21,776,316)	5,603,543
NET ASSETS:
Beginning of period	113,872,228	108,268,685
End of period	$ 92,095,912	$ 113,872,228
Accumulated net investment income (loss) at end of period		$375,973
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	8,537,266	8,543,080
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	10,176	—
Common Shares repurchased (a)	—	(5,814)
Common Shares at end of period	8,547,442	8,537,266

(a)	On September 15, 2016, the Fund commenced a share repurchase program. The program expired on September 15, 2017. For the period ended September 15, 2017, the Fund repurchased 5,814 of its shares at a weighted-average discount of 13.54% from net asset value per share.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Year Ended November 30, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(11,643,822)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(285,602,681)
Sales, maturities and paydown of investments	290,826,022
Return of capital received from investment in MLPs	1,565,277
Net amortization/accretion of premiums/discounts on investments	(6,026)
Net realized gain/loss on investments	10,469,849
Net change in unrealized appreciation/depreciation on investments	10,145,470
Changes in assets and liabilities:
Decrease in interest receivable	1,528
Increase in dividend reclaims receivable	(262,449)
Decrease in dividends receivable	87,459
Decrease in prepaid expenses	1,723
Increase in due to custodian foreign currency	13
Increase in interest and fees payable on loan	15,557
Decrease in investment advisory fees payable	(59,720)
Increase in audit and tax fees payable	9,672
Decrease in legal fees payable	(246)
Decrease in shareholder reporting fees payable	(5,573)
Increase in administrative fees payable	1,414
Increase in custodian fees payable	1,856
Decrease in transfer agent fees payable	(2,509)
Decrease in Trustees’ fees and expenses payable	(41)
Increase in other liabilities payable	835
Increase in withholding tax payable	165,670
Cash provided by operating activities		$15,709,278
Cash flows from financing activities:
Proceeds from Common Shares reinvested	119,906
Distributions to Common Shareholders from investment operations	(8,042,326)
Distributions to Common Shareholders from return of capital	(2,207,022)
Repayment of borrowing	(3,300,000)
Cash used in financing activities		(13,429,442)
Increase in cash and foreign currency (a)		2,279,836
Cash and foreign currency at beginning of period		8,963,328
Cash and foreign currency at end of period		$11,243,164
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,271,537

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(51,691).
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 13.34	$ 12.67	$ 13.51	$ 17.66	$ 16.65
Income from investment operations:
Net investment income (loss)	1.10	1.18	1.13	1.44	1.23
Net realized and unrealized gain (loss)	(2.47)	0.69	(0.77)	(4.19)	1.18
Total from investment operations	(1.37)	1.87	0.36	(2.75)	2.41
Distributions paid to shareholders from:
Net investment income	(0.94)	(1.13)	(1.02)	(1.34)	(1.40)
Return of capital	(0.26)	(0.07)	(0.18)	(0.06)	—
Total distributions paid to Common Shareholders	(1.20)	(1.20)	(1.20)	(1.40)	(1.40)
Common Share repurchases	—	0.00 (a)	—	—	—
Net asset value, end of period	$10.77	$13.34	$12.67	$13.51	$17.66
Market value, end of period	$10.41	$12.84	$11.08	$12.27	$16.97
Total return based on net asset value (b)	(10.29)%	15.39%	3.73%	(15.79)%	14.81%
Total return based on market value (b)	(9.91)%	27.00%	(0.12)%	(20.41)%	14.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 92,096	$ 113,872	$ 108,269	$ 115,393	$ 150,671
Ratio of total expenses to average net assets	3.04%	2.61%	2.32%	2.04%	1.95%
Ratio of total expenses to average net assets excluding interest expense	1.79%	1.72%	1.73%	1.69%	1.65%
Ratio of net investment income (loss) to average net assets	9.16%	8.66%	8.37%	9.00%	6.81%
Portfolio turnover rate	216%	181%	199%	223%	158%
Indebtedness:
Total loan outstanding (in 000’s)	$ 39,200	$ 42,500	$ 42,500	$ 45,000	$ 57,500
Asset coverage per $1,000 of indebtedness (c)	$ 3,349	$ 3,679	$ 3,547	$ 3,564	$ 3,620

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol MFD on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
For the fiscal year ended November 30, 2018, distributions of $1,565,277 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of November 30, 2018.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2018, primarily as a result of differing book and tax treatment of realization of foreign currency gains (losses) and the sale of MLP investments, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $760,366, an increase in accumulated net realized gain (loss) of $710,907, and an increase to paid-in capital of $49,459. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$8,042,325	$9,629,850
Capital gains	—	—
Return of capital	2,207,022	616,613

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
As of November 30, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(38,697,333)
Net unrealized appreciation (depreciation)	(6,923,182)
Total accumulated earnings (losses)	(45,620,515)
Other	(2,564,233)
Paid-in capital	140,280,660
Total net assets	$92,095,912
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2018, the Fund had no pre-enactment net capital losses. At November 30, 2018, the Fund had post-enactment net capital losses for federal income tax purposes of $38,581,435 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2018, the Fund incurred and elected to defer qualified late year ordinary losses of $3,988 and capital losses of $111,910.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of November 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) serve as the Fund’s sub-advisors and manage the Fund’s portfolio subject to First Trust’s supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to MCIM. If the Fund’s Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to Four Corners.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
For the fiscal year ended November 30, 2018, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $64,491.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2018, were $285,901,931 and $291,496,617, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (formerly BNP Paribas Prime Brokerage Inc.) (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018
against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the fiscal year ended November 30, 2018, the daily average amount outstanding under the BNP Paribas Facility was $40,113,151. As of November 30, 2018, the Fund had outstanding borrowings of $39,200,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended November 30, 2018, were 3.20% and 2.23%, respectively, and the weighted average interest rate was 2.78%. The interest rate at November 30, 2018, was 3.19%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), as of November 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 24, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2018, 4.71% qualify for the corporate dividends received deduction available to corporate shareholders.
The Fund hereby designates as qualified dividend income 48.46% of the ordinary income distributions for the fiscal year ended November 30, 2018.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 26, 2018, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 7,109,564, the number of votes against was 463,389 and the number of broker non-votes was 964,313. The number of votes cast in favor of Mr. Kadlec was 7,117,476, the number of votes against was 455,477 and the number of broker non-votes was 964,313. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Illiquid Securities Risk. Certain of the Fund’s securities and instruments in which it invests are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Furthermore, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund’s ability to purchase or sell such securities at a fair price may be impaired or delayed.
In addition, although the resale, or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the

Additional Information (Continued)
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November 30, 2018 (Unaudited)
common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisors will be higher than if the Fund did not use leverage.
LIBOR Risk. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisors, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
MLP Risk. As a result of the Fund’s significant exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest significantly in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other

Additional Information (Continued)
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November 30, 2018 (Unaudited)
transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk. First Trust, MCIM, Four Corners and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust, MCIM and Four Corners currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to MCIM and Four Corners) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust, MCIM and Four Corners have a financial incentive to leverage the Fund.
Pre-payment Risk. Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent changes in regulations may cause some MLPs to be reclassified as corporations. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”), the Investment Sub-Advisory Agreement (the “Macquarie Sub-Advisory Agreement”) among the Fund, the Advisor and Macquarie Capital Investment Management LLC (“Macquarie”) and the Investment Sub-Advisory Agreement (the “Four Corners Sub-Advisory Agreement” and together with the Macquarie Sub-Advisory Agreement, the “Sub-Advisory Agreements”) among the Fund, the Advisor and Four Corners Capital Management, LLC (“Four Corners”), for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. Macquarie and Four Corners are each referred to herein as a “Sub-Advisor” and collectively as the “Sub-Advisors.” Each Sub-Advisor is a wholly-owned, indirect subsidiary of Macquarie Group Limited (“Macquarie Group”). The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the “Agreements.” The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisors to the Fund (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fee rates payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisors; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall out benefits to the Advisor and the Sub-Advisors; and information on the Advisor’s and the Sub-Advisors’ compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisors’ day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisors’ and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, in addition to the written materials provided by each Sub-Advisor, at the June 11, 2018 meeting, the Board also received a presentation from a representative of Macquarie discussing the services that Macquarie provides to the Fund, including Macquarie’s day-to-day management of the portion of Fund’s investments allocated to it. In considering each Sub-Advisor’s management of the Fund, the Board noted the background and experience of each Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that each Sub-Advisor is paid a sub-advisory fee directly by the Fund calculated at an annual rate for the portion of the Fund’s assets allocated to the Sub-Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) some of the peer funds have limited foreign allocations; (iv) six of the ten peer funds employ an advisor/sub-advisor management structure and none of those peer funds employs an unaffiliated sub-advisor; and (v) some peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the total advisory fee rate payable by the Fund (advisory fee and sub-advisory fees combined), based on average managed assets, was above the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisors for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Peer Group average and the blended benchmark index for the one-, three- and five-year periods ended December 31, 2017. As part of the presentation at the June 11, 2018 meeting, the representative of Macquarie discussed the Fund’s performance. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
With respect to the Macquarie Sub-Advisory Agreement, the Board considered that Macquarie’s costs are generally fixed, but may vary as the Fund seeks to enter new markets or investments. The Board considered Macquarie’s statement that no economies of scale were realized in 2017 in providing services to the Fund that would impact the fees charged for managing the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm’s length with Macquarie, an unaffiliated third party. The Board also considered information provided by Macquarie as to its profitability. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, Macquarie’s profitability level was not unreasonable. The Board considered the fall out benefits that may be realized by Macquarie and its affiliates from its relationship with the Fund, including soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to Macquarie were not unreasonable.
With respect to the Four Corners Sub-Advisory Agreement, the Board considered that Four Corners’ expenses that are incurred in connection with providing services to the Fund are both fixed and variable. The Board did not review the profitability of Four Corners with respect to the Fund as it did not provide separate financial statements from those of Macquarie Group. The Board considered that the sub-advisory fee rate was negotiated at arm’s length with Four Corners, an unaffiliated third party. The Board considered the fall out benefits that may be realized by Four Corners and its affiliates from its relationship with the Fund, including that serving as a Sub-Adviser to the Fund may add to the Four Corners’ prestige and visibility in the investment community and consequently may make it more attractive to potential clients. The Board noted Four Corners’ statement that as its sleeve of the Fund is a fixed income mandate, Four Corners and its affiliates do not receive any soft dollar benefits from their relationship with the Fund. The Board concluded that the character and amount of potential fall-out benefits to Four Corners were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	161	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	161	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	161	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	161	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	161	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019
Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	(1) See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,000 for the fiscal year ended November 30, 2017 and $49,000 for the fiscal year ended November 30, 2018.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2017 and $16,050 for the fiscal year ended November 30, 2018.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2018.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2017 were $5,200 for the registrant and $44,000 for the registrant’s investment adviser, and for the fiscal year ended November 30, 2018 were $16,050 for the registrant and $48,190 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included below.

First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

Proxy Voting Guidelines

First Trust Advisors L.P. (“First Trust”) serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). Macquarie Capital Investment Management LLC (“MCIM”) serves as sub-adviser for the portion of the Fund’s investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the “Core Component”). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund’s investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the “Senior Loan Component”). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

1. It is First Trust’s policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

2. First Trust shall be responsible for the oversight of the Fund’s proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3. First Trust has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. If there is a conflict of interest between Fund shareholders and First Trust, the Fund’s principal underwriter, or MCIM, if applicable, First Trust will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

5. If First Trust manages the assets or pension fund of a company and any of First Trust’s clients hold any securities in that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.

6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund’s request.

7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2018

Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) serve as the registrant’s sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Anthony Felton and Jonathon Ong are the co- portfolio managers responsible for the day-to-day management of the Core Component of the registrant.

Name	Title	Length of Service	Business Experience Past 5 Years
Anthony Felton	Fund Co-Portfolio Manager	19 years

Anthony Felton joined Macquarie Group in February 2004 and the MAM Infrastructure Securities team in June 2004. He is a portfolio manager of several funds in the MAM Global Infrastructure Securities Strategy, including MFD for the past 5 years.

Jonathon Ong	Fund Co-Portfolio Manager	25 years

Jonathon Ong joined the MAM Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He is a portfolio manager of several funds in the MAM Global Infrastructure Securities Strategy, including MFD for the past 5 years.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2018

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Anthony Felton	Registered Investment Companies:	0	0	0	$0
	Other Pooled Investment Vehicles:	2	$334,196,341	0	$0
	Other Accounts:	0	0	0	$0
Jonathon Ong	Registered Investment Companies:	1	$436,561,515	0	$0
	Other Pooled Investment Vehicles:	2	$334,196,341	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and a periodic, but at least quarterly, review by the Chief Compliance Officer of MCIM (or designee) is required.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2018

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and long term equity based incentives. Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/May and takes effect from July 1st of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives.  Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

The base salary is fixed a year in advance, while the discretionary profit share varies according to the performance of the individual, the division and Macquarie Group. Discretionary profit share is allocated annually. Compensation is not directly based on the pre- or post-tax performance of the Fund over a certain period. However, performance of the Fund could be part of a number of factors taken into account in determining compensation.

If the Portfolio Manager’s or the Management Team’s bonus is over a certain amount, a portion of the bonus may be deferred and may be paid out in the future in up to four equal installments.

(a)(4)	Disclosure of Securities Ownership

The information below is as of November 30, 2018

Name	Dollar ($) Range of Fund Shares Beneficially Owned
Anthony Felton	$0
Jonathan Ong	$0

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2018

Adam H. Brown

Portfolio Manager

Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2018.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Adam H. Brown	Registered Investment Companies:	13	$16.5B	0	$0
	Other Pooled Investment Vehicles:	1	$354.4M	0	$0
	Other Accounts:	3	$846.9M	0	$0

Potential Conflicts of Interests

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Fund and the investment action for each account and fund may differ. For example, one account or the Fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of November 30, 2018.

Compensation consists of (1) fixed remuneration that takes into consideration the role of the individuals and market conditions as well as (2) profit share retention arrangements. Remuneration is reviewed on a yearly basis in March/May and takes effect from July 1st of that year.

Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, funding and risk.

Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP).

(a)(4) Disclosure of Securities Ownership

Information provided as of November 30, 2018

Name	Dollar Range of Fund Shares Beneficially Owned
Adam H. Brown	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 29, 2019
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 29, 2019

 * Print the name and title of each signing officer under his or her signature.